Supplement dated May 14, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Dividend Opportunity Fund	10/1/2013
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Steven Schroll	Senior Portfolio Manager	Co-manager	2004
Paul Stocking	Senior Portfolio Manager	Co-manager	2006
Dean Ramos, CFA	Senior Portfolio Manager	Co-manager	March 2013
Effective immediately, the information about the portfolio managers under the caption “Primary Service Providers — Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Steven Schroll	Senior Portfolio Manager	Co-manager	2004
Paul Stocking	Senior Portfolio Manager	Co-manager	2006
Dean Ramos, CFA	Senior Portfolio Manager	Co-manager	March 2013
Mr. Schroll joined the Investment Manager in 1998. Mr. Schroll began his investment career in 1981 and earned a B.S. from Drake University and completed work toward an M.B.A. from the University of Minnesota.
Mr. Stocking joined the Investment Manager in 1995. Mr. Stocking began his investment career in 1987 and earned a B.B.A. from the University of Michigan and an M.B.A from the University of Chicago.
Mr. Ramos joined the Investment Manager in 2000. Mr. Ramos began his investment career in 1992 and earned a B.S. and an M.B.A. from the University of Minnesota.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP140_05_002_(05/14)